UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2016

NUTRA PHARMA CORP.

(Exact name of registrant as specified in its charter)

California	000-32141	91-2021600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12538 West Atlantic Blvd Coral Springs, Florida	33071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 509-0911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nutra Pharma Corp. is referred to herein as “we,” “our,” or “us”.

Section 1 – Registrant’s Business and Operations

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Dan Oran as our Director

On July 21, 2016, our Board of Directors unanimously approved of the appointment of Dan Oran as our Director as well as a stock grant to Mr. Oran for 2,500,000 shares of our common stock as compensation for his service as our Director.

Biographical Information

Dan Oran is 50 years of age. He has more than 27 years of experience as a successful business owner in the US and Israel with extensive knowledge of finances, sales and cost management skills. Mr. Oran is also a seasoned Real Estate investor who owns and manages both commercial and residential properties in South Florida and abroad. Since 2014 he has been the brand builder and consultant for the Cybertec Group, a communications technology company. From 2008 through 2014 he owned and managed Aboulafia Since 1879, a manufacturer and distributor of electronics equipment. From 1999 through 2008, Mr. Oran owned and managed Lav Distributors, a distributor of electronics equipment.

Mr. Oran was raised and educated in Israel, moving to the United States in 1990.

Appointment of Dale Vanderputten, PhD as our Chief Scientific Officer

On July 21, 2016, our Board of Directors unanimously approved of the appointment of Dale Vanderputten, PhD as our Chief Scientific Officer.

Biographical Information

Dale Vanderputten, PhD is 57 years of age. He has been CEO and CSO of the biotechnology company Omnia Biologics, Inc., headquartered in Rockville, MD since 2003.  From 1999 through 2003 he was COO and CSO of cancer gene therapy company DirectGene, Inc., headquartered in Annapolis, MD. Dr VanderPutten has held scientific and technology development positions in government, academia and industry from 1980 through 1999 including at the National Institutes of Health, University of Maryland, and Proteome Sciences, plc.

Dr. VanderPutten received a Bachelor of Sciences degree in Biology and Chemistry from the American University in Washington, DC in 1982, a PhD in Genetics from the George Washington University in 1993 and an MBA from the University of Maryland in 1996. He did his doctoral and post-doctoral training in molecular neuro-biology at the National Institutes of Health.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which Mr. Oran was appointed by our Board of Directors as our Director.

There are no arrangements or understandings pursuant to which Dr. VanderPutten was appointed by our Board of Directors as our Chief Scientific Officer.

No Family Relationships

There are no family arrangements between Mr. Oran and any of our other officer or directors or any person or entity affiliated with us.

There are no family arrangements between Dr. VanderPutten and any of our other officer or directors or any person or entity affiliated with us.

No Involvement in Certain Legal Proceedings.

Over the past 10 years, Mr. Oran has not: (a) been involved as a general partner or executive officer of any business, which has filed a bankruptcy petition; (b) been convicted in a criminal proceeding or a named subject of a pending criminal proceeding; (c) been found in a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law; (d) been the subject of any order, judgment or degree, permanently or temporarily enjoining him from or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction, merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or engaging in any activity in connection with any violation of federal or state securities laws or federal commodities laws. Further, Mr. Oran has never been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding relating to an alleged violation of any federal or state securities or commodities law or regulation; or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

Over the past 10 years, Dr. VanderPutten has not: (a) been involved as a general partner or executive officer of any business, which has filed a bankruptcy petition; (b) been convicted in a criminal proceeding or a named subject of a pending criminal proceeding; (c) been found in a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law; (d) been the subject of any order, judgment or degree, permanently or temporarily enjoining him from or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction, merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or engaging in any activity in connection with any violation of federal or state securities laws or federal commodities laws. Further, Dr. Vanderputten has never been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding relating to an alleged violation of any federal or state securities or commodities law or regulation; or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 26, 2016	NUTRA PHARMA CORP.
	By:	/s/ Rik J. Deitsch
		Name:	Rik J. Deitsch
		Title:	Chief Executive Officer/Director